Exhibit 99.1

TOWER GROUP, INC. The 35th Annual AIFA Conference

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Forward-Looking Statements The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This presentation and any other written or oral statements made by or on behalf of Tower may include forward-looking statements that reflect Tower's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "plan," "expect," "project," "intend," "estimate," "anticipate," "believe" and "continue" or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Please refer to Tower's filings with the SEC, including among others Tower's Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent filings on Form 10-Q, for a description of the important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Forward-looking statements speak only as of the date on which they are made, and Tower undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Notes on Non-GAAP Financial Measures (1) Operating income is a common performance measurement for insurance companies and excludes realized investment gains or losses and expenses related to the adoption of new accounting guidance related to business combinations. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. The Federal statutory tax rate of 35% was used to calculate the tax applicable to net realized gains or losses on investments and tax deductible acquisition-related transaction costs. Operating earnings per share is operating income divided by diluted weighted average shares outstanding. Operating return on equity is annualized operating income divided by average common stockholders' equity. (2) Total premiums include gross premiums written through our insurance subsidiaries and produced as managing general agent on behalf of other insurance companies.

Overview of Tower ("TWGP") Specialty property and casualty insurance company headquartered in New York City Rated A- by A.M. Best $1.1 Billion in stockholders' equity Ten insurance company subsidiaries 17 offices nationally with approximately 1000 employees Tower Differentiation Diversified business model Niche market focus Profitable growth Effective use of capital Successful acquisition track record

History [Pre-IPO] [Post-IPO] Tower Insurance Co. of NY (TICNY) founded by Michael Lee Tower Group, Inc, Tower Risk Management Corp. (TRM) are formed Acquired renewal rights from OneBeacon Insurance Group IPO & A.M. Best A- Rating Sponsored CastlePoint Holdings, Ltd. Acquired Hermitage Insurance Group and CastlePoint Holdings, Ltd. 1990 1996 2001 2004 2006 2007 2009 2010 Acquired Specialty Underwriters' Alliance, Inc. Acquired Workers' Compensation Renewal Rights from AequiCap Acquired renewal rights from Empire Insurance Group Acquired Preserver Group, Inc. Announced Acquisition of OneBeacon's Personal Lines Division

Superior Performance vs. Industry 2004 2005 2006 2007 2008 2009 Tower 0.329 0.454 0.262 0.444 0.323 0.345 P&C Industry 0.044 0 0.04 -0.008 -0.018 Total Premium Growth 2004 2005 2006 2007 2008 2009 Tower 0.756 0.881 0.876 0.837 0.824 0.883 P&C Industry 0.989 1.012 0.924 0.956 1.047 Combined Ratio Operating Return on Equity CastlePoint transaction: 16.9 million shares issued IPO: $127 MM raised Follow-on offering: $95 MM raised AM Best and Company Data. 2004-08 industry premiums represent net premiums written. Strong track record of profitable growth: Tower 5 year compounded growth rate in Total Premiums: 36.4% Tower 5 year average combined ratio: 86% Consistently stronger return on equity than industry: Outperformed publicly traded property and casualty insurance companies over the last 5 years Includes periods in which Tower has raised capital (IPO: 10/2004 and follow-on offering: 1/2007) SNL Financial and Company Data. SNL data provided for publicly traded P&C companies.

Diversified Business Platform Lines of Business Commercial Package Policies Businessowners Policy Commercial Property Commercial Liability Workers' Compensation Commercial Auto Homeowners Auto Customer Groups Commercial Personal Territory Northeast Southeast Southwest Premium Size Small Medium Large Pricing & Coverage Tier Preferred Standard Non-Standard E&S Distribution System Retail Agents Wholesale Agents Program Underwriting Agents Midwest West Specialty Expanding markets - affords greater access to premium volume opportunities Diversification - allows allocation of capital to profitable segments to effectively manage market cycles

Broad Product Line Platform Provides access to significant premium volume opportunity. Allows optimal business mix in response to varying market conditions.

Diversified Customer Groups Brokerage Business Commercial and Personal (Tower) Specialty Business (Acquired from CastlePoint and SUA) Customers and types of risks Distribution Sources Competitive Advantage Underwriting Retail agents: Preferred and Standard Wholesale agents: Non-standard and E&S risks Narrowly defined classes of business Garage liability Long term healthcare workers Commercial construction Specialty transportation Professional Employers Organizations Specialized underwriting expertise Established books of business underwritten by program underwriting agents with proven track records Broad portfolio of Main Street Commercial and Personal Lines of Business Commercial: Apartment buildings, retail stores, restaurants and artisan contractors Personal: modestly valued homes and dwellings Simple underwriting process, automation and scale Individual policies underwritten by in-house underwriting staff Program underwriting agents

Geographic Expansion Opportunity 4Q 2009 Direct Premiums Written by Territory Successful national expansion; Midwest and Southwest are expected to contribute in the future. Loss ratio in the territories outside the Northeast continues to be favorable and consistent with our historical loss ratios. 63% 16% 14% 4% 3%

Market Segmentation Capability Business units capable of serving diverse premium size segments Small segment (under $25K) strategy: Focus on aggregating small commercial and personal lines policies using multiple distribution channels throughout the U.S. Simple, quick delivery and ease of doing business through the use of web-based technology Medium ($25K to $100K) and Large (Over $100K) segment strategy: Shift from general commercial to specialty business that requires specialized underwriting expertise Deliver customized solutions to specific producers and local markets Multiple pricing and coverage tiers: Ten companies positioned at preferred, standard, non-standard and E&S pricing and coverage tiers in 50 states Provides many solutions for producers Avoids the need for producers to place business with multiple companies Improves producers' success in placing business with Tower

Diversified Distribution 2009 GPW Distribution 2008 GPW Distribution

Acquisition Strategy Strategy - Build diversified business platform through acquisitions Expand distribution and servicing capability nationally Expand into different product lines and classes of business Improve profitability of the acquired companies through increased financial strength, expense reduction, re-underwriting and cross-selling Profile of targets Small insurance companies with access to local markets with limited capital, rating and high expense ratio Managing general agencies with specialized product expertise Favorable market conditions for acquisitions Current phase of the market cycle: Motivated sellers: Soft P&C market environment causes weaker competitors to exit through sale Reasonable valuation: Targets valued reasonably due to poor operating fundamentals Profitable growth through consolidation of renewal books of business; offsets weak organic growth Tower Advantages: Uniquely positioned with strong capitalization, track record and expertise in acquiring target companies

Overview of OneBeacon's Personal Lines Division OneBeacon's Personal Lines Division (OBPLD) provides following types of coverage: Homeowners insurance (39% of DPW) Private passenger automobile (55%) Other coverage (6%) Excluded from this transaction are AutoOne, specialty collector car and boat businesses, and Houston General companies Its signature package policy, OneChoice CustomPac - a comprehensive policy that combines the homeowners and automobile, with optional umbrella and other coverages sold through select independent agents OBPLD produces business through over 900 agencies in the Northeast with an average tenure of 19 years OBPLD includes: two insurance companies (York and MA Homeland) and two management companies managing more than $400M in premium, which generated a 97% combined ratio for the 9M 2009 period The acquired business is predominantly located in the Northeast, with nearly three-quarters of the premium located in NY, MA, and NJ Direct Premiums Written (in millions) 2008 9M 2009 Management Cos. (Skylands, Adirondack) $ 262 $ 191 Insurance Cos. (York, MA Homeland) $ 293 $ 212 Total Premiums $ 555 $ 403 Note: 9 Months 2009 Direct Premiums Written by State Direct Premiums Written by LOB

OBPLD Transaction Summary Tower will acquire the insurance companies and the attorneys in fact for $32.5 million plus GAAP book value (approximately $45 million as of 12/31/2009) Insurance Companies Massachusetts Homeland Insurance Company York Insurance Company of Maine Management Companies (Attorneys in Fact) New Jersey Skylands Management LLC Adirondack AIF, LLC Tower will purchase surplus notes issued by the Reciprocals for an amount equal to the statutory surplus in the reciprocals (approximately $103 million as of 12/31/2009) New Jersey Skylands Insurance Association Adirondack Insurance Exchange No external financing required Expected to close at the end of the second quarter of 2010 This transaction is subject to regulatory approval

1 OBPLD Acquisition Rationale Summary Improves Profitability and Financial flexibility Improves profitability in 2010 and beyond Access to reciprocals increases financial flexibility and profitability Reciprocals' operating results will be consolidated with Tower's consolidated results Substantially Strengthens Tower's Personal Lines Platform Capabilities Creation of a larger personal lines division Strengthens Tower's personal lines product offering Adds an experienced management team, employees, infrastructure and systems Enhances Market Cycle Management Capability Favorable market conditions for acquisitions Effective cycle management through acquisitions Provides Additional Market and Distribution Opportunities Expansion of distribution system Expansion outside the Northeast Expansion to other market segments Post-transaction action steps to improve target 15% ROE Expansion outside the Northeast Expense ratio lowered through consolidation, reduction in corporate overhead load and cost savings from the redesign of the personal lines division Significant improvement in the business mix through the addition of Tower's homeowners business and greater emphasis on personal package policies Re-underwriting of the existing business

Acquisitions closed in 2009 CastlePoint Holdings (1Q09) Expanded into specialty business Reallocated capital from reinsurance to primary insurance and to finance acquisitions Hermitage (1Q09) Increased rating from a B++ to an A- by A.M. Best and Company Increased geographic footprint of wholesale distribution system (provides E&S capability nationally) Projected to reduce expense ratio from 40% to 30% in 2009 Gains access to local markets by expanding retail distribution in the Southeast AequiCap Renewal Rights (4Q09) Acquired renewal rights to the workers' compensation business Approximately $40 million in premiums on an annual basis Consists of small, low to moderate hazard workers' compensation policies in Florida that are consistent with Tower's current underwriting guidelines Specialty Underwriters' Alliance, Inc. (4Q09) Creation of a separate, specialty profit center Allows Tower to take advantage of strong pipeline of specialty opportunities Establishes a Midwest regional office to support continued geographic expansion

2 Tower 2008 Standalone 2009 With OBPLD 2010E With OBPLD Full Year Net Premiums 1.03 1.28 1.09 1.13 Premiums Ceded 0.87 0.27 0.25 0.26 Managed Premiums* 0.52 0.02 0.12 0.21 ROE target of above 15% Operating ROE (%) Total Premiums to Average Equity Leverage 17% 17% 20.7% 15.2% 14 to 15% 15% After Integration 1.6x 9% 13% 22% 1% *Reciprocal premiums are considered to be managed premiums but are consolidated in Tower's reported premiums written 74% 16% Higher ROE Using Tower's Hybrid Business Model

Effective Market Cycle Management Some Competitors Tower Advantage Created Products, customers, distribution and geography Narrowly defined focus Broad and diversified High growth potential Diversification allows allocation of capital to profitable markets Market focus Undifferentiated market share focus Niche market focus Ability to outperform industry results Use of capital Own capital Use of own capital, reinsurers and other insurance companies Generates commission and fee income to augment ROE Acquisitions Limited opportunity due to lack of capital, financing and track record Proven track record Strong pipeline of acquisitions Allows opportunistic growth at this point in the market cycle Underwriting profitability achieved through consolidation of existing books of business

Gross Premiums Written and Produced Policies in force increased 19.3%* as of 12/31/09 versus the prior year Retention was 85%* for all lines for 4Q 2009 $ in Millions * Brokerage Insurance Segment; Excludes Hermitage. CAGR 36.4%

Operating Income CAGR 67.8%

Operating EPS CAGR 23.4%

Book Value Per Share CAGR 28.9%

Highly Rated Investments High quality Investment portfolio with pre-tax unrealized gain of $53.2 million at December 31, 2009 As of December 31, 2009 Fixed income average quality of AA- Duration of 4.5 years Tax equivalent book yield of 5.5% Asset Allocation Asset Quality

5 Year Track Record

Key Investment Considerations High ROE Business Model Profitable Growth Favorable Net Loss Ratio Competitive Cost Advantage Positive Outlook Strong operating performance Anticipated benefits from strategic acquisitions Drivers Long-term Targets Above 15% 10% to 20%; less than 90% combined ratio Below 60% 30% Gross Expense Ratio

Tower Group, Inc. 120 Broadway, 31st Floor, New York, NY 10271 www.twrgrp.com

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